Exhibit 10.6

编号：
No.

劳 动 合 同 书

Labor Contract

（固定期限）

(Fixed Term)

甲方：

Party A：

乙方：

Party B：

签订日期：

Signing date：

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甲方：

乙方：

性别:

身份证号码：

联系电话：

电子邮箱：

家庭联络人及电话：

紧急联络人及电话：

户籍地址：

户籍类型（非农业、农业）

现住地址：

Party A：

Party B：

Gender:

ID card No.：

Telephone Number:

Email Address：

Family contact and telephone number:

Emergency contact:

Mailing Address:

Registered residence type：

Physical Address：

甲、乙双方根据国家劳动法律、法规及相关规定，经平等自愿协商达成一致，签订本合同以兹共同遵守。

In accordance with national labor laws, regulations and relevant provisions, Party A and Party B have reached an agreement through equal and voluntary negotiation and signed this contract for mutual compliance.

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乙方承诺已与其他任何企事业单位、社会团体等机构、实体或组织解除劳动合同关系且不存在其他可能影响本合同效力或履行的法律关系，并且保证其所提供自身资料和各类证明真实、完整、准确无误。

Party B promises that it has terminated the labor contract with any other enterprises, institutions, social organizations and other institutions, entities or organizations, and there are no other legal relations that may affect the effectiveness or performance of this contract, and guarantees that its own data and various certificates provided by it are true, complete and accurate.

乙方变更通讯地址或手机、固定电话等其它联系方式时，应当于变更发生之日起10日内书面通知甲方，否则，甲方仍按本页载明的乙方通讯地址向乙方送达文件后，视为已送达。

Party B shall notify Party A in writing within 10 days from the date of change if it changes its communication address or mobile phone, fixed phone and other contact information. Otherwise, Party A shall be deemed to have delivered the documents to Party B according to Party B’s communication address specified on this page.

一、劳动合同期限：

乙方申请加入甲方就职，甲方经甄选初步同意招录乙方为员工。双方约定劳动合同期限为 年，即从 年 月 日起至 年 月 日。

1、 Term of labor contract:

Party B applies to join party A for employment, and party A preliminarily agrees to recruit Party B as an employee after selection. Both parties agree that the term of the labor contract is years, from to. .

二、工作岗位和工作内容：

1、乙方的工作岗位为                    乙方的工作区域为： 北京市，甲方可根据业务需求调整乙方工作地点，乙方同意服从甲方工作地点的调整变动。鉴于乙方工作岗位的作业特点，在劳动合同期内甲乙双方一致同意如本合同订立时所依据的客观情况发生重大变化或因生产工作需要或根据乙方的工作业绩和工作表现确需调整乙方工作岗位的，甲方对乙方的工作岗位、工作地点及薪资做出合理变更，乙方应当服从甲方的调整安排。

根据上述规定调整乙方工作岗位的，调整后的岗位按照新岗位的相关奖励办法及薪酬、待遇、福利等规定执行。如乙方不同意调整，视为乙方自动提出辞职。

2、乙方工作应达到 岗位说明书（见合同附件）规定的岗位职责，以及甲方下达的各项工作指标和目标任务。试用期员工应达到试用期期间的相关用工规定。

2、 Job position and work content:

2.1、Party B’s post is . Party B’s working area is Beijing. Party A can adjust Party B’s working place according to business needs, and Party B agrees to obey the adjustment and change of Party A’s working place. In view of the operation characteristics of Party B’s post, during the term of the labor contract, Party A and Party B agree that if there is a significant change in the objective situation on which the contract is concluded, or it is really necessary to adjust Party B’s post due to the needs of production work or according to Party B’s work performance and work performance, Party A shall make reasonable changes to Party B’s post, place of work and salary, Party B shall obey the adjustment and arrangement of Party A.

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If Party B’s post is adjusted according to the above provisions, the adjusted post shall be implemented in accordance with the relevant incentive measures for the new post and the provisions on salary, treatment and welfare. If Party B disagrees with the adjustment, it shall be deemed that Party B voluntarily resigns.

2.2、Party B’s work shall meet the post responsibilities specified in the post description (see the annex to the contract), as well as various work indicators and objectives assigned by Party A. Employees in the probation period shall meet the relevant employment regulations during the probation period.

三、工作时间：

甲方安排乙方执行                工时制度。甲方因生产经营需要、工作需要及特殊原因，可以在符合法律规定前提下适当安排乙方延长工作时间。乙方如需加班，需要填写加班申请表并经人事部门审批，未经审批，乙方自行延长工作时间，不视为加班。甲方有权根据工作需要，对乙方的工作班次和休息日进行合理调整和安排。

3、 Working hours:

Party A shall arrange Party B to implement the working hour system. Due to the needs of production and operation, work needs and special reasons, Party A can appropriately arrange Party B to extend the working hours on the premise of complying with the provisions of the law. If Party B needs to work overtime, it shall fill in the overtime application form and obtain the approval of the personnel department. Without approval, Party B shall extend the working hours by itself, which shall not be regarded as overtime. Party A has the right to reasonably adjust and arrange Party B’s work shifts and rest days according to work needs.

四、劳动报酬：

1、根据乙方工作岗位和其他条件，确定乙方的工资为            元/月（税前）。乙方在正常出勤并付出正常劳动后，有权获得基本工资或根据相应的劳动强度、工作业绩、企业实际效益等不同条件计发的计件、计时工资、其它奖金和补贴。其中乙方加班加点计发工资基数按基本工资标准或公司规章制度规定的标准计算。

2、工资发放日期为次月的8日，月总收入为税前月薪，具体包括：

（1）乙方当月的劳动所得及甲方给予乙方的除本合同另有约定外的其他所有福利待遇，包括基本工资、岗位工资、绩效工资、保密工资等。

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（2）乙方按照国家相关法律规定须自行缴纳、由甲方代扣代缴的各项保险费用。

（3）乙方各种薪酬、待遇所产生的各项税费。

3、甲方有权根据其生产经营状况、乙方工作岗位的变更和依法制定的劳动报酬分配办法调整乙方的工资待遇。

4、 Labor remuneration：

4.1、 According to Party B’s position and other conditions, Party B’s salary is determined to be (before tax). After normal attendance and normal labor, Party B has the right to receive basic salary or piecework, hourly salary, other bonuses and subsidies calculated and issued according to different conditions such as corresponding labor intensity, work performance and actual benefits of the enterprise. The salary base of Party B for overtime work shall be calculated according to the basic salary standard or the standard specified in the company’s rules and regulations.

4.2、The salary payment date is the 8th of the next month, and the total monthly income is the monthly salary before tax, including:

(1) The labor income of Party B in the current month and all other welfare benefits given by Party A to Party B except otherwise agreed in this contract, including basic salary, post salary, performance salary, confidential salary, etc.

(2) All insurance premiums that Party B must pay by itself and withheld by Party A in accordance with relevant national laws and regulations.

(3) All taxes arising from Party B’s various salaries and treatments.

4.3、 Party A has the right to adjust Party B’s salary according to its production and operation status, the change of Party B’s job position and the labor remuneration distribution method formulated according to law.

五、保险福利待遇：

甲方按国家劳动和社会保障局的有关规定为乙方缴纳社会保险费用（按有关规定各自承担缴费比例）。相关社会保险费用的缴费工资申报基数由甲方按法律规定和公司制度办理。

甲方为乙方办理有关社会保险，但乙方应于办理入职手续时提交办理保险所必需的真实、完整的资料，包括但不限于档案及保险转移单等，甲方不承担因乙方拒绝、延迟提交资料或提交资料不真实、不完整导致的一切后果和责任。

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5、 Insurance benefits:

Party A shall pay social insurance premiums for Party B in accordance with the relevant provisions of the state labor and Social Security Bureau (each party shall bear the payment proportion according to the relevant provisions). The payment wage declaration base of relevant social insurance expenses shall be handled by Party A in accordance with the laws and the company’s system.

Party A handles the relevant social insurance for Party B, but Party B shall submit the true and complete materials necessary for handling the insurance, including but not limited to files and insurance transfer policies, when handling the employment procedures. Party A shall not bear all consequences and responsibilities caused by Party B’s refusal, delay in submitting materials or untrue and incomplete materials.

六、劳动保护和劳动条件：

1、甲方应按国家规定提供安全卫生的劳动条件，对乙方进行劳动安全卫生教育，按规定做好职工的劳动保护。乙方在劳动过程中必须严格遵守国家及甲方制定的安全生产操作规程和规章制度。

2、乙方患病或非因工负伤，其病假工资、疾病救济费和医疗待遇按照国家有关规定及甲方医疗制度及考勤制度等执行。乙方患职业病或因工负伤的工资和医疗保险待遇按国家有关规定及甲方的有关规定执行。

6、 Labor protection and working conditions:

6.1、 Party A shall provide safe and hygienic working conditions according to national regulations, carry out labor safety and health education for Party B, and do a good job in the labor protection of employees according to regulations. During the labor process, Party B must strictly abide by the safe production operation procedures and rules and regulations formulated by the state and Party A.

6.2、If Party B is ill or injured not due to work, his sick leave salary, disease relief fee and medical treatment shall be implemented in accordance with relevant national regulations and Party A’s medical system and attendance system. The salary and medical insurance benefits of Party B suffering from occupational disease or work-related injury shall be implemented in accordance with the relevant provisions of the state and Party A.

七、双方责任和义务：

在劳动合同期内，双方应遵守国家法律、法规及甲方制定的符合劳动法律、法规的规章制度，双方应本着诚实信用原则，履行本合同。

1、乙方应履行的义务：

（1）承担保证义务：

乙方承诺：乙方订立本合同时，与协议外他人在商业合作、业务往来、聘用关系、知识产权保护、商业秘密保密等方面均不存在任何法律上的纠纷或纠纷风险。若乙方因与协议外他人存在上述法律纠纷或法律风险，损害或可能损害甲方及甲方股东的利益（包括物质利益或商誉、名誉、名称等非物质利益），乙方并因此给甲方造成损失的，应依法承担赔偿责任，同时甲方有无条件单方解除本合同的权利。

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乙方承诺：乙方订立本合同时，保证此前没有任何违法、犯罪记录以及相关法律规定或甲方规定的禁职情况；保证身体健康、没有重大疾病且身体状况完全符合本合同约定的工作岗位和工作要求；保证向甲方提供的学历、职称证明、资格证书及相关履历证明完全真实。并若乙方违反上述义务，给甲方造成损失的，乙方须承担赔偿责任，同时甲方有无条件单方解除本合同的权利。

（2）遵纪守法义务：

对于甲方的各项规章制度、劳动纪律、行为规范和考勤请假制度等一系列管理制度，乙方已经明知并承诺严格遵守；甲方有权通过员工手册、电子邮件等形式向乙方发布公司的规章制度和劳动纪律，乙方有义务按照公司规章制度及劳动纪律履行工作；乙方应当恪守职业道德，努力提高自己的业务水平和工作能力。

若乙方不服从甲方管理，违反劳动纪律，甲方有权按照法律规定及本单位规章制度给予乙方纪律处分，直至解除本合同，并有权追究乙方违约责任。对于违反公司规章制度并给甲方造成经济损失的，乙方须承担赔偿责任。

乙方出现以下情形之一的，视为严重违反劳动纪律，甲方有权随时解除劳动合同：

A. 一个聘用期限内有2次及以上大过者；

B. 乙方连续旷工2次或一个月内累计旷工达 2天以上的 ；

C. 乙方侵占公司财物、营私舞弊，或有伪造、涂改或虚报瞒报（预算/报销/支付申请/对外报表等）行为的；

D．在求职申请（简历、身份证明、学历证明、个人履历等）或其他已签署的文件中提供虚假资料者；

E. 冒用及伪造、变造或盗用签名、公司印章、信函者；

F. 乙方有盗窃、赌博、吸毒等行为，尚不构成刑事犯罪的；

G. 乙方利用工作之便有欺诈、索贿、受贿等行为的；

H. 乙方同时与其他用人单位建立劳动关系或在其它单位有从事任何形式的兼职工作情形的；

I. 乙方利用职务之便或工作之便从事职务行为以外的任何商业活动的；

J. 乙方违反治安管理处罚法被行政拘留或违反国家法律法规被执行逮捕、取保候审、劳动教养或依法追究刑事责任的；

K. 未经甲方许可，乙方以公司名义发布信息、签约、提供担保或证明的；

L. 乙方有盗窃、泄露公司商业秘密情形的（详见本合同第八条）；

M. 乙方在公司无理取闹、打架斗殴或从事不健康的活动（如传销、浏览不健康网站、议论他人隐私等），经提出拒不改正或造成恶劣影响的；

N. 故意破坏公司财产或屡次消极怠工、不遵守工作要求或上级指派的工作造成工作延误和其它经济损失的；

O. 在公司内部吸烟引起火灾者，其他违反消防安全、卫生规定，致使公司蒙受重大损失者；

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P. 因工作失职、违反操作规程造成经济损失10000元以上或造成他人人身伤害的；

Q. 散布谣言、教唆他人离职或罢工等严重情形者。

R. 法律法规和公司规章制度规定的其他情形。

（3）尽职勤勉义务：

甲方股东会、董事会决议以及总经理的指示，乙方应当按时、保质、保量地完成自己的本职工作，为公司创造经济效益，为公司经营管理出谋划策。

（4）忠实诚信义务：

乙方在甲方任职期间，负有忠实义务和勤勉义务，应当忠诚履行职责，维护公司利益。不得利用职务之便收受佣金、回扣或其他非法收入，不得侵占公司财产，不得做出损害公司利益、他人利益和公共利益的行为。

（6）离职交接义务：

乙方必须在离职时填写员工离职登记表，办理公司规定的离职手续，包括业务交接和财物交接。若乙方未完成交接而擅自离职，应当承担违约责任，给甲方造成损失的，乙方还应承担赔偿责任。

2、甲方应履行的义务：

（1）根据本合同约定，按时向乙方支付工资、缴纳社会保险；

（2）甲方根据工作需要，为乙方配备必要的工作条件和劳动保护条件。

7、 Responsibilities and obligations of both parties：

During the term of the labor contract, both parties shall abide by the national laws and regulations and the rules and regulations in line with the labor laws and regulations formulated by Party A. both parties shall perform the contract based on the principle of good faith.

7.1、 Obligations to be performed by Party B:

(1) Undertaking guarantee obligations:

Party B promises that when entering into this contract, Party B will not have any legal disputes or dispute risks with others outside the agreement in terms of business cooperation, business contacts, employment relationship, intellectual property protection, trade secret confidentiality, etc. If Party B damages or may damage the interests of Party A and Party A’s shareholders (including material interests or non-material interests such as goodwill, reputation and name) due to the above legal disputes or legal risks with others outside the agreement, and Party B causes losses to Party A, Party B shall bear the liability for compensation according to law, and Party A has the right to terminate this contract unconditionally and unilaterally.

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Party B promises that when entering into this contract, Party B shall ensure that there is no previous violation of laws, criminal records and prohibition of employment stipulated by relevant laws or Party A; Ensure that they are in good health, free from major diseases and that their physical condition fully meets the job post and work requirements agreed in the contract; Ensure that the educational background, professional title certificate, qualification certificate and relevant resume certificate provided to Party A are completely true. If Party B violates the above obligations and causes losses to Party A, Party B shall be liable for compensation, and Party A has the right to terminate this contract unconditionally and unilaterally.

(2) Obligation to observe discipline and Law:

Party B has known and promised to strictly abide by a series of management systems such as Party A’s rules and regulations, labor discipline, code of conduct and attendance and leave system; Party A has the right to issue the company’s rules and regulations and labor discipline to Party B in the form of employee manual and e-mail, and Party B is obliged to perform the work in accordance with the company’s rules and regulations and labor discipline; Party B shall abide by professional ethics and strive to improve its business level and working ability.

If Party B disobeys Party A’s management and violates labor discipline, Party A has the right to give disciplinary sanctions to Party B in accordance with laws and regulations and the rules and regulations of the unit until the contract is terminated, and has the right to investigate Party B’s liability for breach of contract. If Party B violates the company’s rules and regulations and causes economic losses to Party A, Party B shall be liable for compensation.

In case of any of the following circumstances, Party B shall be deemed to have seriously violated labor discipline, and Party A shall have the right to terminate the labor contract at any time:

A. Having two or more major violations within one term of employment;

B. Party B is absent from work for 2 consecutive times or for more than 2 days in a month;

C. Party B embezzles the company’s property, engages in malpractices for personal gain, or forges, alters or misrepresents (budget / reimbursement / payment application / external statements, etc.);

D. Providing false information in job application (resume, identity certificate, academic certificate, personal resume, etc.) or other signed documents;

E. Fraudulently using, forging, altering or embezzling signatures, company seals or letters;

F. Party B commits theft, gambling, drug abuse and other acts, which do not constitute a criminal crime;

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G. Party B commits fraud, extortion, bribery and other acts by taking advantage of his work;

H. Party B has established labor relations with other employers at the same time or engaged in any form of part-time work in other units;

1. Party B takes advantage of his position or work to engage in any business activities other than his position;

J. Party B is administratively detained in violation of the public security management punishment law or arrested, released on bail, reeducation through labor or investigated for criminal responsibility according to law in violation of national laws and regulations;

K. Without the permission of Party A, Party B publishes information, signs contracts, provides guarantees or certificates in the name of the company;

50. Party B steals or divulges the company’s business secrets (see article 8 of the contract for details);

M. Party B makes trouble, fights or engages in unhealthy activities in the company (such as MLM, browsing unhealthy websites, discussing other people’s privacy, etc.) and refuses to correct or cause adverse effects;

N. Deliberately destroying the company’s property or repeatedly slowing down, failing to comply with the work requirements or the work assigned by the superior, resulting in work delay and other economic losses;

O. Smoking in the company causes fire, or other violations of fire safety and health regulations, resulting in heavy losses to the company;

P. Causing economic loss of more than 10000 yuan or personal injury to others due to dereliction of duty or violation of operating procedures;

Q. Spreading rumors, instigating others to leave or strike.

R. Other circumstances stipulated by laws and regulations and the company’s rules and regulations.

(3) Duty of due diligence:

According to the resolutions of the shareholders’ meeting and the board of directors of Party A and the instructions of the general manager, Party B shall complete its own work on time, with quality and quantity, create economic benefits for the company and give advice for the operation and management of the company.

(4) Duty of loyalty and good faith:

During the term of office of Party A, Party B shall bear the obligations of loyalty and diligence, and shall faithfully perform its duties and safeguard the interests of the company. They shall not take advantage of their position to accept commissions, rebates or other illegal income, occupy the company’s property, or commit acts that harm the interests of the company, others and the public interest.

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(5) Resignation handover obligations:

Party B must fill in the employee resignation registration form and handle the resignation procedures specified by the company, including business handover and property handover. If Party B leaves without permission without completing the handover, it shall be liable for breach of contract. If Party B causes losses to Party A, Party B shall also be liable for compensation.

7.2、 Obligations to be performed by Party A:

(1) Pay wages and social insurance to Party B on time according to the contract;

(2) Party A shall provide Party B with necessary working conditions and labor protection conditions according to work needs.

八、保密责任：

1、甲方商业秘密是指不为公众所知悉，能为甲方带来经济利益、具有实用性并经甲方采取保密措施的技术信息和经营信息，包括但不限于设计、程序、创意文案、方案讨论和论证结论、产品配方、制作工艺、制作方法、管理诀窍、客户（供应商）名单、货源情报、产销策略、营销资料、财务报表、招投标文件、企业质量、环保、安全管理认证体系材料、人事档案资料、薪酬福利信息、招聘信息、以及甲方合法掌握的客户方的商业秘密、甲方合法掌握的关联企业的商业秘密等。（无论是讨论稿，还是暂时没有采用的方案、结论和论证结果，以及正在实施的经营管理文件资料及信息，均在上述信息范围之内）。

2、除非甲方的上述商业秘密已通过合法途径成为公众所知悉的信息，乙方的保密义务方告终止。

3、乙方不得以盗窃、利诱、胁迫、欺诈或其他不正当手段获取甲方的商业秘密，不得披露、使用或允许他人使用甲方的商业秘密，不得复制、擅自持有、留存甲方的商业秘密及其载体，不得从事其他违反保守商业秘密义务的行为。本合同解除或终止时，乙方必须即日将由其保管或控制的全部与甲方有关的商业秘密资料、文件及其他载体交还甲方并不得复制、留存。

8、 Confidentiality responsibility：

8.1、Party A’s trade secret refers to the technical information and business information that is not known to the public, can bring economic benefits to Party A, has practicability and has been kept confidential by Party A, including but not limited to design, procedure, creative copy, scheme discussion and demonstration conclusion, product formula, manufacturing process, manufacturing method, management know-how, customer (Supplier) list, source information Production and marketing strategies, marketing materials, financial statements, bidding documents, enterprise quality, environmental protection, safety management certification system materials, personnel files, salary and welfare information, recruitment information, as well as the customer’s business secrets legally mastered by Party A and the business secrets of related enterprises legally mastered by Party A. (both the discussion draft, the scheme, conclusion and demonstration results not adopted temporarily, as well as the operation and management documents and information being implemented are within the scope of the above information).

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8.2、Unless the above business secrets of Party A have become known to the public through legal channels, Party B’s confidentiality obligations will terminate.

8.3、Party B shall not obtain Party A’s trade secrets by theft, inducement, coercion, fraud or other improper means, disclose, use or allow others to use Party A’s trade secrets, copy, hold or retain Party A’s trade secrets and their carriers without authorization, and shall not engage in other acts in violation of the obligation to keep trade secrets. When this contract is dissolved or terminated, Party B must immediately return all trade secret materials, documents and other carriers related to Party A kept or controlled by Party B to Party A, and shall not copy or retain them.

九、竞业禁止：

1、乙方郑重承诺在甲方任职期间及解除或终止本合同后，履行以下竞业禁止期限及义务，但在乙方离职时，甲方有权根据实际情况决定是否要求乙方履行前述竞业禁止义务，如甲方以书面方式告知不再要求乙方履行该义务，则乙方不再受竞业禁止义务约束，甲方也不再需要向其支付补偿金：

（1）在合同期内与甲方解除或终止本合同后，从该员工办理完所有手续，离职的当天算起，竞业禁止期限为一年。

（2）双方因违反本义务发生争议，任意一方有权提请仲裁及诉讼，如生效仲裁或诉讼结果认定乙方确系违反竞业禁止义务，则乙方应当在仲裁或判决生效后一年内继续按照本合同约定遵守竞业禁止义务，如仲裁、判决生效时乙方仍在本合同约定的竞业禁止期限内，则自本合同约定的竞业禁止期限届满后自动延续一年。

在竞业禁止期限内，乙方及其利害关系人（包括但不限于乙方亲属、代理人、合伙人等）不得自营或为他人经营（包括但不限于入股、投资、受聘、代理、合作等方式）与甲方相同、类似或相竞争的活动，或从事损害甲方利益的活动，或为与甲方经营相同、类似或相竞争业务的单位、组织或个人提供咨询、指导、顾问等辅助性服务，不得利用职务便利为自己或他人谋取应属于甲方的商业机会。

2、因乙方之利害关系人违反上述约定而产生的后果和责任，由乙方承担全部法律责任。

3、甲方在乙方离职后，并承诺履行竞业禁止义务，甲方按月发给乙方竞业禁止补偿金。补偿金额按另行签订的《竞业禁止协议》中的具体规定执行。

4、若乙方违反本劳动合同中竞业限制约定的，应当按照约定向甲方支付违约金，违约金金额为【该员工上一年度工资总额的五倍】。若乙方违反本劳动合同规定的保密义务或者竞业限制，给甲方造成损失的，还应当承担赔偿责任。

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9、 Non competition：

9.1、 Party B solemnly promises to perform the following non competition period and obligations during Party A’s tenure and after the termination or termination of this contract. However, when Party B leaves office, Party A has the right to decide whether to require Party B to perform the above non competition obligations according to the actual situation. If Party A notifies Party B in writing that it will no longer require Party B to perform the obligations, Party B will no longer be bound by the non competition obligations, Party A is no longer required to pay compensation to it:

(1) After canceling or terminating this contract with Party A during the contract period, the non competition period is one year from the day when the employee completes all formalities and leaves the company.

(2) In case of any dispute arising from the breach of this obligation by both parties, either party has the right to submit to arbitration and litigation. If the effective arbitration or litigation results determine that Party B has indeed violated the non competition obligation, Party B shall continue to abide by the non competition obligation in accordance with the contract within one year after the arbitration or judgment takes effect. If Party B is still within the non competition period agreed in the contract when the arbitration or judgment takes effect, Then it will automatically continue for one year after the expiration of the non competition period agreed in this contract.

During the non competition period, Party B and its interested parties (including but not limited to Party B’s relatives, agents, partners, etc.) shall not operate the same, similar or competitive activities as Party A (including but not limited to shares, investment, employment, agency, cooperation, etc.) on their own or for others, or engage in activities detrimental to Party A’s interests, or operate the same Units, organizations or individuals with similar or competitive businesses shall provide consulting, guidance, consulting and other auxiliary services, and shall not take advantage of their positions to seek business opportunities belonging to Party A for themselves or others.

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9.2、 Party B shall bear all legal liabilities for the consequences and liabilities arising from the violation of the above agreement by the interested party of Party B.

9.3、 After Party B leaves office, Party A promises to perform the non competition obligation, and Party A shall pay Party B the non competition compensation on a monthly basis. The amount of compensation shall be subject to the specific provisions in the non competition agreement signed separately.

9.4、 If Party B violates the non competition agreement in this labor contract, it shall pay liquidated damages to Party A in accordance with the agreement, and the amount of liquidated damages is [five times the total salary of the employee in the previous year]. If Party B violates the confidentiality obligations or non competition restrictions stipulated in this labor contract and causes losses to Party A, it shall also be liable for compensation.

十、知识产权约定：

在本合同期限内，乙方单独、共同或受委托完成的知识产权成果（包括但不限于著作权、商标权、专利权、非专利技术权、发现、发明等）符合下列情形之一，不论乙方是否在工作时间完成，均属乙方的职务行为，该知识产权成果归甲方所有：

1、为执行甲方工作任务；

2、利用工作时间完成；

3、乙方或乙方利害关系人利用甲方的物质技术条件完成；

4、乙方退职、退休或离职后1年内完成的与在甲方承担的工作或任务有关的知识产权成果；

5、乙方或乙方利害关系人在竞业禁止期内完成的与甲方经营业务相同或近似或形成竞争关系的知识产权成果；

6、乙方或乙方利害关系人在保密期内完成的与甲方秘密有关的知识产权成果；

7、乙方利害关系人利用乙方的职务、工作或乙方提供或透漏的信息完成的与甲方经营业务相同或近似或形成竞争关系的知识产权成果；

8、甲、乙双方约定权利归属甲方的知识产权成果；

对于乙方完成的权利归属甲方的知识产权成果，甲方可以给予适当奖励，具体奖励方式按甲方规章制度办理。

10、 Intellectual property agreement：

During the term of this contract, the intellectual property achievements (including but not limited to copyright, trademark right, patent right, non patented technology right, discovery, invention, etc.) completed by Party B alone, jointly or entrusted by Party B meet one of the following circumstances. No matter whether Party B completes them during working hours or not, they belong to Party B’s job behavior, and the intellectual property achievements belong to Party A:

10.1、 To perform Party A’s tasks;

10.2、Use working time to complete;

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10.3、Party B or Party B’s interested parties use Party A’s material and technical conditions to complete;

10.4、Intellectual property achievements related to the work or task undertaken by party a completed by Party B within 1 year after resignation, retirement or resignation;

10.5、Intellectual property achievements completed by Party B or Party B’s interested parties during the non competition period that are the same or similar to or form a competitive relationship with Party A’s business;

10.6、Intellectual property achievements related to Party A’s secrets completed by Party B or Party B’s interested parties during the confidentiality period;

10.7、The intellectual property achievements completed by the interested party of Party B using the position and work of Party B or the information provided or disclosed by Party B that are the same as or similar to the business of Party A or form a competitive relationship;

10.8、 Intellectual property achievements of which Party A and Party B agree that the rights belong to Party A;

Party A may give appropriate rewards to the intellectual property achievements completed by Party B whose rights belong to Party A, and the specific reward methods shall be handled in accordance with Party A’s rules and regulations.

十一、劳动合同的解除和终止：

1、甲方与乙方协商一致，可以解除劳动合同。

2、乙方在试用期内不符合甲方用人标准或招录条件的，甲方提前三日通知乙方可解除合同。

3、甲方应当在解除或者终止本合同时，为乙方出具解除或者终止劳动合同的证明，并甲乙双方有义务共同在十五日内办理乙方档案和社会保险关系转移手续。

4、乙方有下列情形之一的，甲方可随时解除劳动合同：

（1）因乙方未在自本合同签订之日起三个月内提供其被录用或办理社会保险所需的相关资料，致使甲方无法办理录用或社会保险缴纳手续的，视为乙方不符合录用条件，甲方通知乙方解除合同并说明理由；

（2）违反公司规章制度，经教育批评后仍拒不改正的；

（3）乙方向甲方提出辞职或者经协商被甲方解除聘用的；

（4）乙方以欺诈、胁迫的手段或者乘人之危，使甲方违背真实意愿情况下订立或者变更合同的；

（5）乙方出现违反本合同第七条约定的应履行义务任一情形的；

（6）法律法规规定的其他情形。

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5、有下列情形之一的甲方可以解除合同，但应提前三十日以书面形式通知乙方：

（1）乙方患病或非因工负伤，医疗期满后不能从事原工作，也不能从事甲方另行安排的其它工作的；

（2）乙方不能胜任本职工作，经过培训或者调整工作岗位后，仍不能胜任工作的，并拒不服从甲方的工作安排和劳动管理的；

（3）甲方生产经营发生严重困难或因甲方转产、经营条件发生重大变化，致使合同无法履行的；

6、有下列情形之一的，合同自行终止：

（1）合同期满且双方不能就相同劳动条件的续签达成一致的；

（2）甲方破产、解散、被吊销营业执照、责令关闭或者被撤销的；

（3）乙方享受基本养老待遇、退休、宣告死亡、宣告失踪、死亡的；

（4）乙方暂时无法履行合同义务，但仍有继续履行条件和可能的，包括但不限于乙方涉嫌违法犯罪，被公安、国家安全或者司法机关限制人身自由的；

（5）乙方应征入伍或者履行国家规定的其他法定义务的；

（6）法律法规规定或经双方确认的其它书面承诺或约定的情形。

11、 Dissolution and termination of labor contract：

11.1、 Party A and Party B may terminate the labor contract upon consensus.

11.2、 If Party B fails to meet Party A’s employment standards or recruitment conditions during the probation period, Party A may terminate the contract by notifying Party B three days in advance.

11.3、 Party A shall provide Party B with a certificate of dissolution or termination of the labor contract at the time of dissolution or termination of this contract, and Party A and Party B are obliged to jointly handle the transfer procedures of Party B’s archives and social insurance relationship within 15 days.

11.4、 Party A may terminate the labor contract at any time under any of the following circumstances:

(1) If Party B fails to provide relevant materials required for employment or social insurance within three months from the date of signing this contract, resulting in Party A’s failure to go through employment or social insurance payment procedures, it shall be deemed that Party B does not meet the employment conditions, and Party A shall notify Party B to terminate the contract and explain the reasons;

(2) Violating the company’s rules and regulations and refusing to correct after education and criticism;

(3) Party B resigns from Party A or is dismissed by Party A through negotiation;

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(4) Party B causes Party A to conclude or change the contract against its true will by means of fraud, coercion or taking advantage of others’ danger;

(5) Party B violates any of the obligations agreed in Article 7 of the contract;

(6) Other circumstances stipulated by laws and regulations.

11.5、 Under any of the following circumstances, Party A may terminate the contract, but shall notify Party B in writing 30 days in advance:

(1) Party B is ill or injured not due to work, and cannot engage in the original work or other work arranged by Party A after the expiration of medical treatment;

(2) Party B is incompetent for his job, and still incompetent after training or job adjustment, and refuses to obey Party A’s work arrangement and labor management;

(3) Party A has serious difficulties in production and operation, or the contract cannot be performed due to Party A’s change of production and major changes in operating conditions;

11.6、 Under any of the following circumstances, the contract shall be terminated automatically:

(1) The contract expires and both parties cannot reach an agreement on the renewal of the same working conditions;

(2) Party A goes bankrupt, dissolves, has its business license revoked, is ordered to close down or is revoked;

(3) Party B enjoys basic pension treatment, retires, declares death, declares disappearance or death;

(4) Party B is temporarily unable to perform its obligations under the contract, but there are still conditions and possibilities for continued performance, including but not limited to Party B’s suspected violation of law and crime and restriction of personal freedom by public security, national security or judicial organs;

(5) Party B shall be enlisted or perform other legal obligations stipulated by the state;

(6) Other written commitments or agreements stipulated by laws and regulations or confirmed by both parties.

十二、双方约定的其他内容：

1、在本合同期限内，甲方因工作需要出资委派乙方外出培训，甲、乙双方一致同意将本合同期限按以下方式延期，本合同中其他条款不变：

（1）、培训费用5000元以下，培训后保证最少服务一年；

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（2）、培训费用在5000元以上（含5000元）10000元以下，培训后保证最少服务二年；

（3）、培训费用在10000元以上（含10000元）30000以下，培训后保证最少服务三年；

（4）、培训费用在30000元以上（含30000元），培训后保证最少服务五年；

上述培训费用包括乙方在培训期间所发生的除劳动报酬外的培训费、食宿费、差旅费通讯费等全部费用。

12、 Other contents agreed by both parties：

12.1、 During the term of this contract, Party A shall invest to appoint Party B to go out for training due to work needs. Both parties agree to extend the term of this contract in the following ways, and other terms in this contract remain unchanged:

(1) The training cost is less than 5000 yuan, and the service shall be guaranteed for at least one year after training;

(2) The training cost is more than 5000 yuan (including 5000 yuan) and less than 10000 yuan, and the service shall be guaranteed for at least two years after training;

(3) The training cost is more than 10000 yuan (including 10000 yuan) and less than 30000 yuan, and the service shall be guaranteed for at least three years after training;

(4) The training cost is more than 30000 yuan (including 30000 yuan), and the service shall be guaranteed for at least five years after training;

The above training expenses include all expenses incurred by Party B during the training period, such as training expenses, accommodation expenses, travel expenses and communication expenses, except labor remuneration.

十三、违约责任

1、如乙方在合同期内擅自离职，或在合同期内非因甲方原因提前解除劳动合同，由此给甲方造成损失，乙方应承担赔偿责任。

2、乙方如有本合同第八条第（三）项规定的情形而被甲方解除劳动关系的，甲方有权扣除乙方全部未发薪资作为乙方向甲方支付的违约金，并有权追偿因其过错行为导致甲方的全部经济损失。

3、乙方接受甲方的外派培训且未满劳动合同规定的服务期提前解除劳动关系，应按劳动法规定赔偿甲方的培训费用。

4、乙方如违反前述第九条之约定，应按劳动法和双方签订的竞业禁止协议中的违约规定进行赔偿。

5、如乙方将甲方的经营管理文件资料及信息毁损、删除或灭失，或违反前述第八条之约定，乙方因此给甲方造成损失的，应依法承担损失赔偿责任。乙方上述赔偿金的支付不能免除乙方的保密责任。

6、若乙方有贪污、受贿、侵占、毁灭、毁损、挪用、公司财产及以其他方式侵害公司或公司股东利益的行为，乙方须按给甲方造成的实际损失赔偿。若该赔偿金不足以弥补甲方的经济损失，甲方保留继续追偿的权利。

7、甲方保留对本合同进行最终解释的权利。乙方声明并保证签订本合同时已充分理解并完全接受本合同中的全部条款，并完全履行本合同。

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13、 Liability for breach of contract：

13.1、If Party B leaves the company without authorization during the contract period, or terminates the labor contract in advance without Party A’s reason during the contract period, resulting in losses to Party A, Party B shall be liable for compensation.

13.2、 If Party B is terminated by Party A under the circumstances specified in Item (3) of Article 8 of the contract, Party A has the right to deduct all unpaid wages of Party B as liquidated damages paid by Party B to Party A, and has the right to recover all economic losses of Party A caused by his fault.

13.3、 If Party B accepts Party A’s expatriate training and terminates the labor relationship before the service period specified in the labor contract, Party B shall compensate Party A for the training expenses in accordance with the labor law.

13.4、If Party B violates the provisions of Article 9 above, it shall make compensation in accordance with the labor law and the non competition agreement signed by both parties.

13.5、If Party B damages, deletes or loses Party A’s operation and management documents and information, or violates the provisions of Article 8 above, Party B shall be liable for damages to Party A according to law. The payment of Party B’s above compensation shall not exempt Party B from its confidentiality responsibility.

13.6、If Party B embezzles, accepts bribes, encroaches, destroys, damages, misappropriates or infringes upon the interests of the company or its shareholders in other ways, Party B shall compensate Party A for the actual losses caused to Party A. If the compensation is insufficient to make up for Party A’s economic losses, Party A reserves the right to continue to recover.

13.7、Party A reserves the right to make final interpretation of this contract. Party B represents and warrants that it has fully understood and fully accepted all terms of the contract and fully performed the contract when signing the contract.

十四、本合同一式两份，自双方签章后生效。甲乙双方各执一份，两份合同具有同等法律效力。

14、 This contract is made in duplicate and shall come into force after being signed and sealed by both parties. Party A and Party B hold one copy respectively, and the two contracts have the same legal effect.

十五、本合同未尽事宜，甲、乙双方在协商一致的基础上另行签订补充协议。补充协议作为本合同有机、不可分割的一部分，与本合同具有同等法律效力。

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15、 For matters not covered in this contract, Party A and Party B shall sign a supplementary agreement on the basis of consensus. As an integral part of this contract, the supplementary agreement has the same legal effect as this contract.

十六、甲方的全部规章制度、劳动纪律、考核奖励办法、管理表格、文档作为本合同附件，与本合同具有同等法律效力。

16、 All rules and regulations, labor discipline, assessment and reward measures, management forms and documents of Party A shall serve as annexes to this contract and have the same legal effect as this contract.

十七、履行本合同发生的劳动争议，可由双方协商解决，协商不成，双方当事人均可在当劳动争议发生之日起一年内向甲方所在地的劳动争议仲裁委员会申请仲裁。

17、 Any labor dispute arising from the performance of this contract may be settled by both parties through negotiation. If the negotiation fails, both parties may apply for arbitration to the labor dispute arbitration committee in the place where Party A is located within one year from the date of the labor dispute.

甲方（盖章）：	乙方：

法定代表人：	签字：

（或委托代理人）：

Party A (seal)：	Party B:

Authorized Representative：	Signature/Seal：

[DATE]:	[DATE]:

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员 工 声 明

Employee Statement

声明乙方本人已详细阅读并理解本合同条款，没有任何异议。同时，甲方已向乙方出示并解释说明公司所有规章制度、劳动纪律，乙方对于甲方所有规章制度、劳动纪律已明知且没有异议，并承诺严格遵守。

Declare that Party B has read and understood the terms of this contract in detail without any objection. Meanwhile, Party A has shown and explained to Party B all rules and regulations and labor disciplines of the company. Party B has known and has no objection to all rules and regulations and labor disciplines of Party A, and promises to strictly abide by them.

乙方（签字）：

日期：

Party B（Signature/Seal）：

[DATE]

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